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                                                                   EXHIBIT 10(m)

                             1994 STOCK OPTION PLAN
                                       OF
                              REEDS JEWELERS, INC.

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                             1994 STOCK OPTION PLAN
                                       OF
                              REEDS JEWELERS, INC.

     1. PURPOSE.

     The purpose of the 1994 Stock Option Plan of Reeds Jewelers, Inc. (the "Plan") is to encourage and enable selected key employees of Reeds Jewelers, Inc. (the "Corporation") and its subsidiaries and nonemployee Directors of the Corporation to acquire or to increase their holdings of common stock of the Corporation (the "Common Stock") in order to promote a closer identification of their interests with those of the Corporation and its shareholders, thereby further stimulating their efforts to enhance the efficiency, soundness, profitability, growth and shareholder value of the Corporation. This purpose will be carried out through the granting of incentive stock options ("Incentive Options") and nonqualified stock options ("Nonqualified Options") to selected key employees and the granting of Nonqualified Options to members of the Board of Directors (individually, a "Director") who are not employees of the Corporation or a related corporation. (Incentive Options and Nonqualified Options shall be referred to herein collectively as "Options." Incentive Options and Nonqualified Options granted to selected key employees may be referred to herein as "Employee Options." Options granted to Directors may be referred to herein as "Director Options.")

     2. ADMINISTRATION OF THE PLAN.

          (a) The Plan shall be administered by the Compensation Committee of the Board of Directors of the Corporation (the "Committee"), each member of which shall be a "disinterested person," as such term is defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee shall be comprised of no fewer than the minimum number of disinterested persons as may be required by Rule 16b-3.

          (b) Any action of the Committee with respect to the Plan may be taken by a written instrument signed by all of the members of the Committee and any such action so taken by written consent shall be as fully effective as if it had been taken by a majority of the members at a meeting duly held and called. Subject to the provisions of the Plan, including but not limited to Section 2(c), and unless authority to grant Employee Options is delegated to the Chief Executive Officer as provided in Section 2(d), the Committee shall have full and final authority in its discretion to take any action with respect to the Plan including, without limitation, the authority (i) to determine all matters relating to Options, including selection of individuals to be granted Options, the types of Options, the number of shares of Common Stock subject to an Option, and all terms, conditions, restrictions and limitations of an Option; (ii) to prescribe the form or forms of the Agreements evidencing any Options granted under the Plan; (iii) to establish, amend and rescind rules and regulations for the administration of the Plan; and (iv) to construe and interpret the Plan and Agreements evidencing Options granted under the Plan, to establish and interpret rules and regulations for administering the Plan and to make all other determinations deemed necessary or advisable for administering the Plan.

          (c) Notwithstanding Section 2(b), to the extent necessary to comply with Rule 16b-3, provisions in the Plan relating to the selection of recipients of Director Options and the amount, price and timing of Director Options shall not be subject to the discretion of the Committee, the Chief Executive Officer or any other person.

          (d) Notwithstanding Section 2(b), the Committee may delegate to the Chief Executive Officer of the Corporation the authority to grant Employee Options, and to make any or all of the determinations reserved for the Committee in the Plan and summarized in subsection (b)(i) with respect to such Options, to any individual who, at the time of said grant or other determination is not deemed to be an officer or Director of the Corporation within the meaning of Section 16 of the Exchange Act and is otherwise eligible under Section 5.

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     3. EFFECTIVE DATE.

     The effective date of the Plan shall be July 13, 1994 (the "Effective Date"). Options may be granted under the Plan on and after the effective date, but not after July 12, 2004.

     4. SHARES OF STOCK SUBJECT TO THE PLAN.

     The shares of Common Stock that may be issued pursuant to Options shall not exceed in the aggregate 200,000 shares of authorized but unissued shares of the Corporation. The Corporation hereby reserves sufficient authorized shares of Common Stock to meet the grant of Options hereunder. Any shares subject to an Option which is subsequently forfeited, expires or is terminated may again be the subject of an Option granted under the Plan; provided, that if an Option shall be accepted for surrender by the Committee pursuant to the terms of the Plan, the shares subject thereto shall not thereafter be available for the granting of other Options. If there is any change in the shares of Common Stock because of a merger, consolidation or reorganization involving the Corporation or a related corporation, or if the Board of Directors of the Corporation declares a stock dividend or stock split distributable in shares of Common Stock, or if there is a change in the capital stock structure of the Corporation or a related corporation affecting the Common Stock, the number of shares of Common Stock reserved for issuance under the Plan shall be correspondingly adjusted, and the Committee shall make such adjustments to Options or to any provisions of this Plan as the Committee deems equitable to prevent dilution or enlargement of Options.

     5. ELIGIBILITY.

     An Option may be granted only to an individual who satisfies the following eligibility requirements on the date the Option is granted:

          (a) With respect to the grant of Employee Options, the individual is an employee of the Corporation or a related corporation. For this purpose, an individual shall be considered to be an "employee" only if there exists between the individual and the Corporation or a related corporation the legal and bona fide relationship of employer and employee. In determining whether such a relationship exists, the regulations of the United States Treasury Department relating to the determination of the employment relationship for the purpose of collection of income tax on wages at the source shall be applied.

          (b) With respect to the grant of an Employee Option, the individual, being otherwise eligible to receive an Option under this Section 5, (i) is a key employee of the Corporation or a related corporation; and (ii) is selected by the Committee as an individual to whom an Option shall be granted (an "Optionee"). For the purposes herein, a "key employee" shall mean an employee of the Corporation or a related corporation who makes significant and important contributions to the Corporation or a related corporation. The Committee shall determine which employees qualify as key employees.

          (c) With respect to the grant of Incentive Options, the individual does not own, immediately before the time that the Incentive Option is granted, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation; provided, that an individual owning more than ten percent of the total combined voting power of all classes of stock of the Corporation or a related corporation may be granted an Incentive Option if the price at which the option may be exercised is greater than or equal to 110% of the fair market value of the shares of Corporation's stock subject to the option on the date the option is granted, and the period of the option does not exceed five years. For this purpose, an individual will be deemed to own stock which is attributable to him under Section 424(d) of the Internal Revenue Code of 1986, as amended (the "Code").

          (d) With respect to the grant of a Director Option, the individual shall be eligible to receive such an Option under the provisions of Section 7 herein.

     6. EMPLOYEE OPTIONS.

          (a) GRANT OF OPTIONS. Subject to the limitations of the Plan, the Committee may in its sole and absolute discretion grant Options to such eligible key employees in such numbers, upon such terms and at

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     such times as the Committee shall determine. Both Incentive Options and
     Nonqualified Options may be granted under the Plan.

          (b) OPTION PRICE. The price per share at which an Option may be exercised (the "Option Price") shall be not less than the fair market value per share of the shares on the date the Option is granted. For this purpose, the following rules shall apply:

             (i) An Option shall be considered to be granted on the date that the Committee acts to grant the Option, or on any later date specified by the Committee as the effective date of the Option.

             (ii) The fair market value of the shares shall be determined in good faith by the Committee and shall be the closing price as reported in the NASDAQ National Market System on the date the Option is granted, or, if there is no transaction on such date, then on the trading date nearest preceding the date the Option is granted for which closing price information is available; provided that, if the Common Stock is not included in the NASDAQ National Market System on the date the Option is granted, the fair market value shall be determined in accordance with the applicable provisions of Section 20.2031-2 of the Federal Estate Tax Regulations, or in any other manner consistent with the Code and accompanying regulations.

             (iii) In no event shall there first become exercisable by the Optionee in any one calendar year Incentive Options granted by the Corporation or any related corporation with respect to shares having an aggregate fair market value (determined at the time an Incentive Option is granted) greater than $100,000.

          (c) OPTION PERIOD AND LIMITATIONS ON THE RIGHT TO EXERCISE EMPLOYEE OPTIONS.

             (i) The period during which an Option may be exercised (the "Option Period") shall be determined by the Committee at the time the Option is granted. Such period shall not extend more than ten years from the date on which the Option is granted. Any Option or portion thereof not exercised before expiration of the Option Period shall terminate.

             (ii) An Option may be exercised by giving written notice to the Corporation at such place as the Committee shall direct. Such notice shall specify the number of shares to be purchased pursuant to an Option and the aggregate purchase price to be paid therefor, and shall be accompanied by the payment of such purchase price. Such payment shall be in the form of cash or shares owned by the Optionee at the time of exercise, or in any combination of cash and shares; provided, that the Committee may, in its sole and absolute discretion and subject to such terms and conditions as it deems appropriate, permit all or a portion of the purchase price to be paid by (i) funds borrowed from the Corporation or a related corporation, (ii) delivery of a promissory note for all or part of the purchase price, (iii) delivery of written notice of exercise to the Committee and delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to the Corporation the amount of sale or loan proceeds to pay the Option Price, or (iv) a combination of such methods. Shares tendered in payment on the exercise of an Option shall be valued at their fair market value on the date of exercise, as determined by the Committee by applying the provisions of
        Section 6(b)(ii).

             (iii) No Option shall be exercised unless the Optionee is, at the time of exercise, an employee, as described in Section 5(a), and has been an employee continuously since the date the Option was granted, subject to Section 9 herein and the following:

                (A) The employment relationship of an Optionee shall be treated as continuing intact for any period that the Optionee is on military or sick leave or other bona fide leave of absence; provided, that the period of such leave does not exceed ninety days or, if longer, as long as the Optionee's right to reemployment is guaranteed either by statute or by contract. The employment relationship of an Optionee shall also be treated as continuing intact while the Optionee is not in active service because of disability; provided, that shares acquired by the Optionee pursuant to exercise of an Incentive Option shall be subject to Sections 421 and 422 of the Code only if and to the extent that such exercise occurs within twelve months less one day following

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           the date the Optionee's employment is considered to be terminated because of such disability under Section 422. The Committee shall determine whether there is a disability within the meaning of this section.

                (B) If the employment of an Optionee is terminated because of retirement, which shall mean termination on or after the date of his retirement under the early, normal or delayed retirement provisions of any tax-qualified retirement plan maintained by the Corporation (or pursuant to the retirement provisions of an employment agreement between the Corporation and the employee) (herein, "retirement"), or if the Optionee dies while he is an employee or after retirement, the Option may be exercised only to the extent exercisable on the date of the Optionee's retirement or death (the "termination date"), except that the Committee, in its sole and absolute discretion, may accelerate the date that any Option which was not otherwise exercisable on the termination date shall be exercisable in whole or in part, without any obligation to accelerate such date with respect to other Options granted to the Optionee or to accelerate such date with respect to Options granted to any other Optionee, or to treat all Optionees similarly situated in the same manner. The Option must be exercised, if at all, prior to the earlier of: (1) the close of the period of twelve months next succeeding the termination date, or
           (2) the close of the Option period. In the event of the Optionee's death, such Option shall be exercisable by such person or persons as shall have acquired the right to exercise the Option by will or by the laws of intestate succession.

                (C) If the employment of the Optionee is terminated for any reason other than as provided in subparagraph (B) above, his Option may be exercised only to the extent exercisable on the date of such termination of employment, except that the Committee, in its sole and absolute discretion, may accelerate the date that any Option which was not otherwise exercisable on the date of such termination of employment shall be exercised in whole or in part, without any obligation to accelerate such date with respect to other Options granted to the Optionee or to accelerate such date with respect to Options granted to any other Optionee, or to treat all Optionees similarly situated in the same manner. The Option must be exercised, if at all, prior to the earlier of: (1) the close of the period of three months less one day next succeeding the date of termination of employment, or (2) the close of the Option Period. If the Optionee dies following such termination of employment and prior to the earlier of the dates specified in (1) and (2) in the immediately preceding sentence, the Optionee shall be treated as having died while employed under subparagraph (B) above (treating for this purpose the Optionee's date of termination of employment as the termination date).

             (iv) A certificate or certificates for shares of Common Stock acquired upon exercise of an Option shall be issued in the name of the Optionee and distributed to the Optionee (or his beneficiary) as soon as practicable following receipt of notice of exercise. An Optionee or his legal representative, legatees or distributees shall not be deemed to be the holder of any shares subject to an Option unless and until the certificates for such shares are issued to him or them under the Plan.

          (d) RESTRICTIONS ON TRANSFER AND DISPOSITION OF OPTIONS AND SHARES. Except to the extent, if any, as may be permitted by the Code, Rule 16b-3 under the Exchange Act or any successor statutes or rules:

             (i) Options shall not be transferable other than by will, the laws of intestate succession or pursuant to a qualified domestic relations order (as defined by the Code, or Title I of the Employee Retirement Income Security Act ("ERISA"), or the rules thereunder). The designation of a beneficiary does not constitute a transfer. An option shall be exercisable during the Optionee's lifetime only by him or by his guardian or legal representative.

             (ii) If an Optionee is subject to Section 16 of the Exchange Act, shares of Common Stock acquired upon exercise of an Option may not, without the consent of the Committee, be disposed of by the Optionee until the expiration of six months after the date the Option was granted.

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     7. DIRECTOR OPTIONS.

          (a) GRANT OF INITIAL DIRECTOR OPTIONS. Each nonemployee Director who is newly-elected or appointed to the Board of Directors on or after the Effective Date of the Plan shall receive a Director Option for 2,000 shares of Common Stock (an "Initial Director Option"). An Initial Director Option shall be deemed granted following the close of business of the Corporation on the date of the annual or special meeting of shareholders at which the Director was initially elected or the date of the Board of Directors meeting at which the Director was initially appointed.

          (b) GRANT OF ANNUAL DIRECTOR OPTIONS. Commencing with the 1994 annual meeting of shareholders and for each annual meeting thereafter, each nonemployee Director who will continue to serve as a Director of the Corporation after the meeting and who served as a Director of the Corporation immediately prior to the meeting shall receive an annual Director Option for 1,000 shares of Common Stock (an "Annual Director Option") following the close of business of the Corporation on the date of the annual meeting of shareholders.

          (c) OPTION PRICE. The price at which an Option may be exercised (the "Option Price") shall be equal to the fair market value of the Common Stock as determined in accordance with Section 6(b)(ii) of the Plan.

          (d) OPTION PERIOD AND LIMITATIONS ON THE RIGHT TO EXERCISE DIRECTOR OPTIONS.

             (i) The Option Period shall be ten years from the date of grant. An Option may be exercised in whole or in part at any time or from time to time during the Option Period. Any Option or portion thereof not exercised before the expiration of the Option Period shall terminate. Except as provided in Section 7(d)(iii), no Director Option shall be exercised unless the recipient of the Option is, at the time of exercise, a Director as described in Section 5, and has been a Director continuously since the date the Option was granted. Any Director Option held by a Director who does not remain a Director for reasons other than death, disability or retirement shall terminate.

             (ii) A Director Option may be exercised by giving written notice to the Corporation at such place as the Committee may direct. Such notice shall specify the number of shares to be purchased pursuant to an Option and the aggregate purchase price to be paid therefor, and shall be accompanied by the payment of such purchase price. Payment shall be in the form of (i) cash or shares owned by the Director at the time of exercise, or in any combination of cash and shares, (ii) funds borrowed from the Corporation or a related corporation, (iii) delivery of a promissory note for all or part of the purchase price, (iv) delivery of written notice of exercise to the Committee and delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to the Corporation the amount of sale or loan proceeds to pay the Option Price, or (v) a combination of such methods. Shares tendered in payment on the exercise of an Option shall be valued at their fair market value on the date of exercise, as determined by applying the provisions of Section 6(b)(ii).

             (iii) DEATH, DISABILITY OR RETIREMENT OF A DIRECTOR.

                (A) If a Director dies while in service as a Director or following his disability or retirement as described below, and if, when that death occurs, all or part of the recipient's Director Option is outstanding, any portion of the Option which could have been exercised immediately before the Director's death shall be exercisable at any time within one year after the Director's death by the executor or administrator of the Director's estate, or by such person or persons as may acquire all or part of such Option by will or by the laws of intestate succession; provided, that no Option may be exercised after the close of the Option Period.

                (B) If a recipient of a Director Option becomes disabled while in service as a Director, any portion of the Director Option which could have been exercised immediately before the commencement of the disability may be exercised at any time during the Option Period.

                (C) If a Director retires from service as a Director in accordance with the policies of the Corporation then in effect relating to the retirement of Directors, any portion of a Director

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           Option which could have been exercised immediately before retirement may be exercised at any time during the Option Period.

             (iv) A certificate or certificates for shares of Common Stock acquired upon exercise of an Option shall be issued in the name of the Director and distributed to the Director (or his beneficiary) as soon as practicable following receipt of notice of exercise. A Director or his legal representative, legatees or distributees shall not be deemed to be the holder of any shares subject to an Option unless and until the certificates for such shares are issued to him or them under the Plan.

          (e) RESTRICTIONS ON TRANSFER AND DISPOSITION OF OPTIONS AND SHARES. Except to the extent, if any, as may be permitted by the Code, Rule 16b-3 under the Exchange Act or any successor statutes or rules:

             (i) A Director Option shall not be transferable other than by will, the laws of intestate succession or pursuant to a qualified domestic relations order (as defined by the Code or Title I of ERISA, or the rules thereunder). The designation of a beneficiary does not constitute a transfer. A Director Option shall be exercisable during the Director's lifetime only by him or by his guardian or legal representative.

             (ii) Shares acquired upon exercise of a Director Option shall not be disposed of by a Director until the expiration of six months after the date the Director Option was granted.

          (f) NONEMPLOYEE DIRECTORS. For the purposes herein, a "nonemployee Director" shall mean a Director who is an employee of the Corporation or a related corporation at the time of grant of a Director Option and has never served as a senior officer of the Corporation or a related corporation.

          (g) AMENDMENT OF DIRECTOR OPTIONS TERMS. The provisions of the Plan relating to the number of shares of Common Stock subject to a Director Option and the timing of such Options may not be amended more than once every six months, other than to comport with changes in the Code, ERISA or the rules thereunder.

     8. WITHHOLDING.

     The Committee shall require any recipient of shares upon the exercise of a Nonqualified Option to pay to the Corporation in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Corporation to such authority for the account of such recipient. Notwithstanding the foregoing, the recipient may satisfy such obligation in whole or in part, and any other local, state or federal income tax obligations relating to such an Option, by electing (the "Election") to have the Corporation withhold shares of Common Stock from the shares to which the recipient is entitled. The number of shares to be withheld shall have a fair market value as of the date that the amount of tax to be withheld is determined (the "Tax Date") as nearly equal as possible to (but not exceeding) the amount of such obligations being satisfied. The following rules shall apply with respect to
Elections:

          (a) Each Election must be made in writing to the Committee prior to the Tax Date. The Committee may reject any Election, in whole or in part, or may suspend or terminate the right to make an Election. An Election, once made by the recipient and accepted by the Committee, shall be irrevocable.

          (b) Notwithstanding the foregoing, if a recipient is subject to
     Section 16 of the Exchange Act, then, to the extent necessary to comply with Rule 16b-3, (i) no Election shall be made within six months of the Tax Date to which the Election relates; or (ii)(A) the Election by the recipient to have the Corporation withhold shares, as well as the withholding of shares (unless the date of such withholding of shares is automatic or fixed in advance and is outside the control of the recipient), shall be made during a period beginning on the third business day following the date of release for publication of the Corporation's quarterly or annual summary statements of revenues and earnings and ending on the twelfth business day following such date, and (B) the right to make an Election is held for six months prior to the date of cash settlement.

          (c) The fair market value of shares shall be determined pursuant to the provisions of Section 6(b)(ii).

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     9. NO RIGHT OR OBLIGATION OF CONTINUED EMPLOYMENT.

     Nothing contained in the Plan shall require the Corporation or a related corporation to continue to employ an Optionee or to continue an individual as a member of the Board of Directors of the Corporation, nor shall any such individual be required to remain in the employment of the Corporation or a related corporation or on the Board of Directors of the Corporation. Except as otherwise provided in the Plan, Options granted under the Plan to employees of the Corporation shall not be affected by any change in the duties or position of the participant, as long as such individual remains an employee of the Corporation or a related corporation.

     10. RETIREMENT PLANS.

     In no event shall any amounts accrued, distributable or payable under the Plan be treated as compensation for the purpose of determining the amount of contributions or benefits to which any person shall be entitled under any retirement plan sponsored by the Corporation or a related corporation that is intended to be a qualified plan within the meaning of Section 401(a) of the Code.

     11. CERTAIN DEFINITIONS.

     For purposes of the Plan, the following terms shall have the meaning indicated:

          (a) "Agreement" means any written agreement or agreements between the Corporation and the recipient of an Option pursuant to the Plan relating to the terms, conditions and restrictions of Options.

          (b) "Disability" shall mean a determination that the individual is considered disabled under any plans or policies of the Corporation providing for long-term disability benefits to employees, or, in the absence of such plans or policies, the inability of an individual to perform the duties and responsibilities of the position held by the individual as a result of any medically determinable physical or mental impairment which can be expected to result in death or to be of continuous duration.

          (c) "Parent" or "parent corporation" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if each corporation other than the Corporation owns stock possessing fifty percent or more of the total combined voting power of all classes of stock in another corporation in the chain.

          (d) "Predecessor" or "predecessor corporation" means a corporation which was a party to a transaction described in Section 425(a) of the Code (or which would be so described if a substitution or assumption under that Section had occurred) with the Corporation, or a corporation which is a parent or subsidiary of the Corporation, or a predecessor of any such corporation.

          (e) "Related corporation" means any parent, subsidiary or predecessor of the Corporation.

          (f) "Subsidiary" or "subsidiary corporation" means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each corporation other than the last corporation in the unbroken chain owns stock possessing fifty percent or more of the total combined voting power of all classes of stock in another corporation in the chain.

     12. AMENDMENT AND TERMINATION OF THE PLAN.

     The Plan may be amended or terminated at any time by the Board of Directors of the Corporation; provided, that such amendment or termination shall not, without the consent of the recipient of an Option, adversely affect the rights of the recipient with respect to an Option previously granted; and provided further, that approval by the shareholders of the Corporation shall be required for any amendment which would (i) increase the number of shares of Common Stock which may be issued under the Plan, except to the extent of adjustments pursuant to Section 4; (ii) permit the granting of Options to any member of the Committee (except for nondiscretionary Director Options granted hereunder); or (iii) materially change the requirements for eligibility to be a recipient of an Option. Notwithstanding the foregoing, shareholder approval shall be required for any other amendments which require such approval in order to secure an exemption from Section 16(b) of the Exchange Act.

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     13. RESTRICTIONS ON SHARES.

     The Committee may impose such restrictions on any shares representing Options hereunder as it may deem advisable, including without limitation restrictions under the Securities Act of 1933, as amended, and under any Blue Sky or securities laws applicable to such shares. The Committee may cause a restrictive legend to be placed on any certificate issued pursuant to an Option hereunder in such form as may be prescribed from time to time by applicable laws and regulations or as may be advised by legal counsel.

     14. APPLICABLE LAW.

     The Plan shall be governed by and construed in accordance with the laws of the State of North Carolina.

     15. SHAREHOLDER APPROVAL.

     The Plan is subject to approval by the shareholders of the Corporation on or before July 13, 1994. Options granted prior to such shareholder approval shall be conditioned upon and shall be effective only upon approval of the Plan by such shareholders on or before such date.

     16. PREDECESSOR PLAN.

     As of the Effective Date of the Plan, no further options may be granted under the 1986 Employee Incentive Stock Option Plan of Reeds Jewelers, Inc. or the 1992 Director Stock Option Plan of Reeds Jewelers, Inc. (the "Predecessor Plans"). The Predecessor Plans shall continue in effect and shall be applicable with respect to all options granted pursuant to such Predecessor Plans prior to the Effective Date.

     17. SECTION 16(b) COMPLIANCE.

     It is the intention of the Corporation that the Plan shall comply in all respects with Rule 16b-3 under the Exchange Act, and, if any Plan provision is later found not to be in compliance with Section 16 of the Exchange Act, the provision shall be deemed null and void, and in all events the Plan shall be construed in favor of it meeting the requirements of Rule 16b-3. Notwithstanding anything in the Plan to the contrary, the Committee, in its sole and absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers or Directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other participants.

     18. CHANGE OF CONTROL.

          (a) Notwithstanding any other provision of the Plan to the contrary, in the event of a Change of Control (as defined in Section 18(b) herein):

             (i) All Options outstanding as of the date of such Change of Control shall become fully exercisable, whether or not then otherwise exercisable.

             (ii) Notwithstanding the foregoing, in the event of a merger, share exchange, reorganization or other business combination affecting the Corporation or a related corporation, the Committee may, in its sole and absolute discretion, determine that any or all Options granted pursuant to the Plan shall not become exercisable on an accelerated basis, if the Board of Directors or the surviving or acquiring corporation, as the case may be, shall have taken such action, including but not limited to the grant of substitute options, as in the opinion of the Committee is equitable or appropriate to protect the rights and interests of participants under the Plan. For the purposes herein, the Committee authorized to make the determinations provided for in this Section 18(a)(ii) shall be appointed by the Board of Directors, two-thirds of the members of which shall have been Directors of the Corporation prior to the merger, share exchange, reorganization or other business combinations affecting the Corporation or a related corporation.

             (iii) Notwithstanding the foregoing, any recipient of an Option who is subject to Section 16 of the Exchange Act may not sell or otherwise dispose of shares of Common Stock subject to an Option for a period of six months following the date of grant of the Option.

          (b) For the purposes herein, as "Change of Control" shall be deemed to have occurred on the earliest of the following dates:

             (i) The date any entity or person shall have become the beneficial owner of, or shall have obtained voting control over, thirty percent or more of the outstanding Common Stock of the Corporation;

             (ii) The date the shareholders of the Corporation approve a definitive agreement (A) to merge or consolidate the Corporation with or into another corporation, in which the Corporation is not the continuing or surviving corporation or pursuant to which any shares of Common Stock of the Corporation would be converted into cash, securities or other property of another corporation, other than a merger of the Corporation in which holders of Common Stock immediately prior to the merger have the same proportionate ownership of Common Stock of the surviving corporation immediately after the merger as immediately before, or (B) to sell or otherwise dispose of substantially all the assets of the Corporation; or

             (iii) The date there shall have been a change in a majority of the Board of Directors of the Corporation within a twelve month period unless the nomination for election by the Corporation's shareholders of each new director was approved by the vote of two-thirds of the directors then still in office who were in office at the beginning of the twelve month period.

(For the purposes herein, the term "person" shall mean any individual, corporation, partnership, group, association or other person, as such term is defined in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, other than the Corporation, a subsidiary of the Corporation or any employee benefit plan(s) sponsored or maintained by the Corporation or any subsidiary thereof, and the term "beneficial owner" shall have the meaning given the term in Rule 13d-3 under the Exchange Act.)

                              REEDS JEWELERS, INC.

                          1994 STOCK OPTION AGREEMENT

     THIS AGREEMENT made the   day of             , 19  , between REEDS
JEWELERS, INC., a North Carolina corporation (the "Corporation"), and (the "Optionee");

                                R E C I T A L S:

     In furtherance of the purposes of the 1994 Stock Option Plan of Reeds Jewelers, Inc. (the "Plan"), the terms of which are incorporated herein by reference, the Corporation and the Optionee hereby agree as follows:

          1. The rights and duties of the Corporation and the Optionee under this Agreement shall in all respects be subject to and governed by the provisions of the Plan.

          2. The Corporation hereby grants to the Optionee pursuant to the Plan, as a matter of separate inducement and agreement in connection with his services, and not in lieu of any salary or other compensation for his services, the right and option (the "Option") to purchase all or any part
     of an aggregate of               (     ) shares (the "Shares") of the
     common stock of the Corporation at a purchase price of $            . The
     Option will expire if not exercised in full before the   day of
                 , 19  .

          3. Subject to the provisions of the Plan, the Option shall be exercisable on the date or dates shown on Schedule A to the extent of the number of Shares set forth on Schedule A beside each date. To the extent that the Option which is exercisable is not exercised, such Option shall accumulate and be exercisable by the Optionee in whole or in part at any time prior to expiration of the Option. Upon the exercise of the Option in whole or in part, the Optionee shall pay the option price to the Corporation in accordance with the provisions of the Plan, and the Corporation shall as soon thereafter as practicable deliver to the Optionee a certificate or certificates for the shares purchased.

          4. Nothing contained in this Agreement or the Plan shall require the Corporation or a related corporation to continue the services of the Optionee for any particular period of time, nor shall it require the Optionee to remain in the service of the Corporation or such related corporation for any particular period of time. Except as otherwise expressly provided in the Plan, all rights of the Optionee under the Plan with respect to the unexercised portion of this Option shall terminate immediately upon termination of the services of the Optionee with the Corporation or a related corporation.

          5. This Option shall not be transferable (including by pledge or hypothecation) other than by will, the laws of intestate succession, or pursuant to a qualified domestic relations order (as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act, as amended, or the rules thereunder). The designation of a beneficiary does not constitute a transfer. This Option shall be exercisable during the optionee's lifetime only by the Optionee.

          6. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective executors, administrators, next-of-kin, successors and assigns.

          7. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

     IN WITNESS WHEREOF, this Agreement has been executed on behalf of the Corporation and by the Optionee on the date and year first above written.

                                          REEDS JEWELERS, INC.

                                          By:
                                          --------------------------------------
                                            President and Chief Executive
                                              Officer

ATTEST:

- - ---------------------------------------------------
Secretary

[Corporate Seal]

                                          OPTIONEE

                                          --------------------------------------

                                          Name:
                                          --------------------------------------

                              REEDS JEWELERS, INC.

                          1994 STOCK OPTION AGREEMENT

                                   SCHEDULE A

Optionee:
Date option granted:
Date option expires:
Number of Shares subject to option:
Option price (per share):

                                                NONQUALIFIED
      DATE INSTALLMENT     NUMBER OF SHARES     OR INCENTIVE
     FIRST EXERCISABLE      IN INSTALLMENT      STOCK OPTION
     ------------------    ----------------     -------------
